FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT OF GARY CROKE

    This AMENDMENT TO EMPLOYMENT AGREEMENT OF GARY G. CROKE (“Amendment”) is entered into as of July 1, 2025 (the “Amendment Effective Date”) by and between Aviat U.S., Inc., a Delaware corporation (the “Company”), and Gary G. Croke (“Employee”).

    WHEREAS, Employee and the Company entered into that certain Employment Agreement of Gary G. Croke (the “Employment Agreement”), dated April 15, 2024; and

     WHEREAS, in accordance with Section 16 of the Employment Agreement, Employee and the Company desire to amend the Employment Agreement in order to memorialize a change in Employee’s title and certain other matters relating thereto.

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein, the sufficiency of which is hereby acknowledged, the parties agree that the Employment Agreement is hereby amended as follows, effective as of the Amendment Effective Date:

1.Section 1 “Employment” of the Employment of Agreement is hereby deleted in its integrity, with the following substituted therefore:

“During the period commencing on the Effective Date and for the duration of the Employment Period (as defined in Section 4 below), the Company shall employ Executive, and Executive shall serve as Senior Vice President, Product and Innovation of the Company.”
2.The first sentence under Section 3(a) “Base Salary” of the Employment Agreement is hereby deleted, with the following substituted therefor:

“As of the Effective Date, Executive’s annualized base salary shall be $350,000 (the “Base Salary”).”
3.The first sentence under Section 3(c) “Long-Term Incentive Plan” of the Employment Agreement is hereby deleted, with the following substituted therefor:

“With respect to the 2026 fiscal year and each subsequent fiscal year during the Employment Period, Executive shall be eligible to receive annual awards under the Company’s equity compensation plan as in effect from time to time (the “LTIP”) with a target value equal to 50% of Executive’s Base Salary as in effect on the first day of such fiscal year (the “Target Annual LTIP Award”).”

4.As amended hereby, the Employment Agreement is specifically ratified and reaffirmed. This Amendment is made a part of, and is incorporated into, the Employment Agreement and is subject to all provisions therein (as amended hereby), including the notice, modification and entire agreement provisions thereof.

[Remainder of Page Intentionally Blank;
Signature Page Follows]

IN WITNESS WHEREOF, the Company and Employee have executed this Amendment to be effective for all purposes as provided above on the Amendment Effective Date.

AVIAT U.S., INC.
By:
Name:    /s/ Peter A. Smith
Title:    President, CEO

/s/ GARY G. CROKE

Signature Page to
Amendment to
Croke Employment Agreement